UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2014

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 10, 2014, the Senior Secured Loan and Security Agreement (the “Original Loan Agreement”) dated as of January 20, 2014 by and among Fischer Enterprises, L.L.C. (“Fischer”), Crumbs Holdings LLC (“Holdings”), Crumbs Bake Shop, Inc. (“Crumbs” and, together with Holdings, the “Company”), and the outstanding obligations under the Notes issued pursuant thereto (the “Original Notes”), were assigned by Fischer pursuant to an Assignment of Loan and Loan Documents (the “Assignment”) to Lemonis Fischer Acquisition Company, LLC (“Lemonis Fischer Acquisition”). In connection therewith, the Company and Lemonis Fischer Acquisition entered into a First Amendment to Senior Secured Loan and Security Agreement (the “Amendment”) and the Company entered into an Amended and Restated Note in favor of the Lemonis Fischer Acquisition (the “Amended Note”), each dated July 10, 2014.

The material terms of the Original Loan Agreement and the Original Notes, which are exhibits to the Assignment, and the documents delivered in connection therewith were summarized in Item 1.01 of Crumbs’ Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 24, 2014 (the “January 24 Form 8-K”), which summaries are incorporated herein by reference. Copies of the Original Loan Agreement and Original Notes were filed as exhibits to the January 24 Form 8-K.

Pursuant to the Amendment, Lemonis Fischer Acquisition made an additional term loan to the Company in the original principal amount of $317,000 (the “Tranche III Loan”), which was disbursed in a single advance on July 10, 2014. The Amended Note is an amendment and restatement of Original Notes (the outstanding balances of which on July 10, 2014 were $3,603,736.11 and $1,593,509.19 respectively) and consolidated the debt of the Original Notes and the Tranche III Loan. The principal amount of the Amended Note is $5,514,245.30, which note will accrue interest at 7% per annum. All outstanding principal and accrued but unpaid interest will be due on October 8, 2014.

The Amendment also provided for a forbearance by Lemonis Fischer Acquisition of all existing Events of Default under the Original Loan Agreement, and an agreement to forbear so long as (i) the Company and certain of its subsidiaries (collectively, the “Debtors”) commence Chapter 11 bankruptcy proceedings (the “Bankruptcy Proceeding”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) on or before July 11, 2014, (ii) the Bankruptcy Court enters an order (the “DIP Order”) in the Bankruptcy Proceeding approving a debtor in possession loan by Lemonis Fischer Acquisition to the Debtors in an amount not to exceed $1,133,000, pursuant to a Superpriority Debtor-in-Possession Credit and Security Agreement (the “DIP Credit Agreement”) in form and substances satisfactory to Lemonis Fischer Acquisition on or before July 25, 2014 (the “Termination Date”), and (iii) execution and delivery by the Debtors to Lemonis Fischer Acquisition of the DIP Credit Agreement and related security agreements pursuant to the DIP Order on or before the Termination Date.

The foregoing information is intended only as a summary and is qualified in its entirety by reference to the Original Loan Agreement and the Amendment, the Assignment and the Amended Note. The Company has filed copies of the Amendment, Assignment and Amended Note as Exhibits 10.1, 10.2 and 10.3, respectively, to this report to provide investors with information regarding its terms. Investors should not rely on the agreements or other terms contained in the Loan Agreement (or in its exhibits), the Amendment, Assignment or Amended Note or any description thereof as characterizations of the actual state of facts or condition of the Company, Lemonis Fischer Acquisition or any other person. Moreover, information concerning the subject matter of the agreements and other terms may change after the date hereof, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 1.03.	Bankruptcy or Receivership.

On July 11, 2014, the Company and certain of its wholly-owned subsidiaries commenced the Bankruptcy Proceeding by filing voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court. Certain of the Company’s subsidiaries are not included in the filing. The filing of the petitions places an automatic stay that restrains most actions that a creditor could commence or continue against the Company or the filing subsidiaries and their assets, under applicable bankruptcy law, without the permission of the Bankruptcy Court.

After extensively exploring alternatives, following thorough consultation with its legal and financial advisors, the Company’s Board of Directors determined that an orderly sale of the Company’s assets through a Chapter 11 process is the most prudent and effective means of maximizing value for the Company’s stakeholders. The bankruptcy petitions are part of ongoing actions taken by the Company to restructure its business, and attempt to preserve the value of the Company for its stakeholders.

Concurrent with the commencement of the Bankruptcy Proceeding, Lemonis Fischer Acquisition as a stalking horse bidder entered into an Asset Purchase Agreement, dated July 11, 2014 (the “APA”), with the Company pursuant to which Lemonis Fischer Acquisition will acquire substantially all the assets of the Company. The purchase price to be paid under the APA for the Company’s assets shall consist of (i) a credit bid of the amounts outstanding under the DIP Credit Agreement and the Original Loan Agreement and the Amendment, and (ii) the assumption by Lemonis Fischer Acquisition of certain liabilities of the Company. The purchase of the Company’s assets by Lemonis Fischer Acquisition under the APA is subject to higher or better offers that may be received by the Company pursuant to an auction process being conducted in the Bankruptcy Proceeding under Section 363 of the United States Bankruptcy Code.

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 10, 2014, The NASDAQ Stock Market (“Nasdaq”) filed a Form 25 NSE with the Securities and Exchange Commission removing the common stock from listing and registration on Nasdaq. As previously disclosed by the Company, Nasdaq notified the Company that it would be suspending the trading of the common stock effective at the opening of business on July 1, 2014. The Company’s common stock was delisted from Nasdaq as a result of the Company’s failure to meet the standards for listing as set for in Nasdaq Listing Rule 5500(b). Since its delisting from Nasdaq, the Company’s units, warrants and common stock have been quoted on the OTC Pink Marketplace under the trading symbols “CRMBU”, “CRMBW” and “CRMB”, respectively.

This report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers of this report should be aware of the speculative nature of forward-looking statements. Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words, and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Such statements include, among others, those concerning assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the conditions to the closing under the APA will not be satisfied or waived by the parties; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management’s plans and assumptions will not be realized; the risks associated with the Company’s obligations to comply with applicable laws and government regulations; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Item 7.01.     Regulation FD Disclosure.

On July 11, 2014, the Company issued a press release (the “Press Release”) announcing that it had commenced the Bankruptcy Proceeding, that it had entered into the APA with Lemonis Fischer Acquisition and that Lemonis Fischer Acquisition had committed to provide financing to the Company pursuant to the DIP Credit Agreement. A copy of the Press Release is attached as Exhibit 99.1 to this report.

The information in this Item 7.01 and the Press Release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: July 15, 2014	By:	/s/ Edward M. Slezak
Edward M. Slezak
Chief Executive Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Senior Secured Loan and Security Agreement, dated as of July 10, 2014, by and between Crumbs Holdings LLC and Crumbs Bake Shop, Inc., as borrower and Lemonis Fischer Acquisition Company, LLC as lender (filed herewith)

10.2	Assignment of Loan and Loan Documents, dated as of July 10, 2014, by Fischer Enterprises L.L.C. and Lemonis Fischer Acquisition Company, LLC (filed herewith)

10.3	Amended and Restated Note, dated as of July 10, 2014, in a principal amount of $5,514,245.30 of Crumbs Holdings LLC and Crumbs Bake Shop, Inc. payable to Lemonis Fischer Acquisition Company, LLC (filed herewith)

10.4	Asset Purchase Agreement, dated as of July 11, 2014, by and among Lemonis Fischer Acquisition Company, LLC, Crumbs Bake Shop, Inc. and Crumbs Holdings LLC (filed herewith)

99.1	Press release dated July 11, 2014 (filed herewith)